Exhibit 99.1

Diamond S Shipping Inc. Company Introduction March 15, 2019

Disclaimer and Forward-Looking Statements

This presentation contains certain information on Diamond S Shipping Inc. (the "Company") and assumes the completion of the transactions described in the Information Statement contained as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on March 14, 2019. The Company's Information Statement contains important information on the business, financial condition and operations of the Company. In this presentation, "management" refers to the executive officers described in the section entitled "Management" of the Information Statement.

Cautionary Note Regarding Forward-Looking Statements

While all reasonable care has been taken to ensure that the facts stated herein are accurate and that the opinions and information contained herein are fair and reasonable, this presentation is selective in nature. This presentation contains forward-looking statements, including statements relating to trends in the Company's operations, financial results, business and products. Other statements in this presentation, including words such as "anticipate," "may," "believe," "could," "should," "estimate," "expect," "intend," "plan," "predict," "potential," "forecasts," "project," and other similar expressions, also are forward-looking statements. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance and you should not place any undue reliance on such forward-looking statements.

The following important factors, and those important factors described elsewhere in this presentation, could affect the Company's actual results (and in some cases have affected the predecessor business's actual results) and could cause such results to differ materially from estimates or expectations reflected in such forward-looking statements: the cyclicality of the tanker industry; changes in economic and competitive conditions affecting the Company's business, including market fluctuations in charter rates; partial dependence on spot market rates, including earnings from any spot market-related vessel; pools the Company may join; risks related to an oversupply of tanker vessels; changes in fuel prices; decreases in the market values of tanker vessels; risks related to the management of the Company's growth strategy, counterparty risks and customer relations with key customers; applicable laws, regulations and taxes as well as changes to such laws and governmental regulations or their application, and actions taken by regulatory authorities; government claims against the Company and the effect thereof; the Company's ability to meet obligations under time charter agreements; dependence on third-party managers and a limited number of customers; the Company's liquidity, level of indebtedness, operating expenses, capital expenditures and financing; the Company's interest rate swap agreements and credit facilities; changing political and inter-governmental conditions affecting the Company's industry and business; risk of loss, including potential liability from future litigation and potential costs due to environmental damage, vessel collisions and business interruption; risks related to war, terrorism and piracy; risks related to the acquisition, modification and operation of vessels; future supply of, and demand for, refined products and crude oil, including relating to seasonality; risks related to the Company's insurance, including adequacy of coverage and increased premium payments; risks related to tax rules applicable to the Company; conflicts of interest between the Company and Capital Ship Management Corp.; the ability of the Company to clear the oil majors' risk assessment processes; future refined product and crude oil prices and production; the carrying values of the Company's vessels and the potential for any asset impairments; the Company's ability to maximize the use of its vessels, including the redeployment or disposition of vessels no longer under long-term time charter; the Company's continued ability to enter into long-term, fixed-rate time charters with its charterers and to re-charter its vessels as their existing charters expire at attractive rates; unexpected costs, charges or expenses resulting from the proposed transaction; uncertainty of the expected financial performance of the Company following the proposed transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of integrating the businesses; failure to maintain effective internal control over financial reporting; the ability of the Company to implement its business strategy and manage planned growth; substantial sales of the Company's common shares; the Company's inability to meet financial projections; risks related to Diamond S common stock, including low liquidity and high volatility; inability to retain and hire key personnel; risks related to being an independent public company and an emerging growth company, including with respect to accounting practices and policies; failure to comply with the Foreign Corrupt Practices Act; risks related to the Company's corporate governance, including the difficulty of changing the composition of its board of directors; risks related to dividend payments; the lack of shareholder rights due to the Company being incorporated in the Republic of the Marshall Islands; the risk that it may be difficult to serve process or enforce a U.S. judgment against the Company; the risk that shareholder litigation in connection with the proposed transaction or other settlements or investigations may result in significant costs of defense, indemnification and liability; and other factors discussed under "Risk Factors" in the Information Statement which forms a part of the Company's registration statement on Form 10 filed with the Securities and Exchange Commission.

Projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk. All forward-looking statements made by us in this presentation speak only as of the date of this presentation. New risks and uncertainties arise from time to time, and it is impossible for management to predict these events or how they may affect the Company. The Company has no duty to, and does not intend to, update or revise the forward-looking statements in this presentation after the date of this presentation, except as may be required by law.

This document is not an offer to sell or solicitation of an offer to buy any securities. Any offers to sell or solicitations to buy security will be made by means of a prospectus approved for that purpose.

2

3 Q&A Agenda Transaction Overview Investment Highlights Industry Trends Financial Overview

DSS LP + CPLP Tankers Merger Overview

The combination provides shareholders with a large mixed fleet, low-leverage tanker company that is well-positioned to capitalize on and consolidate a highly fragmented tanker market

WINNING COMBINATION

- DSS LP's business to be merged with CPLP's spun-off tanker fleet in a share-for-share transaction to form one of the largest publicly traded tanker companies ("Diamond S Shipping Inc." or "DSSI")
  - Transaction creates strategic access to public markets with enhanced scale at a cyclically opportune time
  - Fleet / operations largely expected to be efficiently and quickly combined
- $1.65 billion transaction is expected to create the third-largest publicly traded MR and product fleet in the world, and one of the world's largest public mixed product and crude fleet operators
- DSSI will have a large and modern tanker fleet of 68 vessels and a combined NAV of ~$700 million[1] as of March 2019, and will be well-positioned to benefit from an improving tanker environment and future industry consolidation
- DSSI to list on New York Stock Exchange upon closing of the transaction (ticker: DSSI)

HIGHLY ATTRACTIVE VALUE PROPOSITION

- Management is focused on maximizing value for all shareholders
  - Grow earnings to drive future stock price
  - Expand the business via accretive acquisition opportunities
  - Ultimately pay regular dividends with quarterly payment frequency
- Management believes it is an attractive entry point for new investors; tankers turning towards recovery
  - Macro tailwinds exist both in terms of tightness in MR supply and rising dayrates for both Suezmax and MR segments
- Proven management track record with OMI Corporation

Note:
1. *Based on VesselsValue.com*

4

5 Transaction Structure » CPLP spins 25 vessel tanker fleet into C - Corp SpinCo; subsidiaries of DSS LP will merge with SpinCo, becoming subsidiaries of SpinCo; SpinCo will be a NYSE - listed C corporation trading under the name Diamond S Shipping Inc. o CPLP container and dry bulk vessels will remain in CPLP as a standalone entity » DSSI to be led by existing DSS LP management o CPLP’s affiliate, Capital Ship Management, will provide commercial and technical management for 25 ships (37% of the combined fleet) under arms - length agreements » Former DSS LP equityholders to own ~68% and CPLP unitholders to own ~32% of DSSI » Cash payment of $309 million to CPLP; DSSI to receive 25 ships, $10 million of cash, inventories and other working capital from CPLP » DSSI Board comprised of nominees of both DSS LP and CPLP o Three nominees from DSS LP, two from CPLP, the CEO and one joint nominee » Aligned incentives, with Management and Board committed to maintaining equity ownership in DSSI » Headquarters to be DSS LP’s Greenwich, CT location, with local offices in London, Piraeus and Singapore » Transaction is expected to close on 3/27 and begin trading on 3/28 Structured as a merger of subsidiaries of DSS LP with CPLP’s spun - off tanker fleet, the transaction will result in a well - capitalized, low - leverage mixed tanker operator, poised to benefit from shipping’s expected upcycle

6 DSSI Key Differentiators to Maximize Common Share Price » L ow cash break - evens » Low maintenance capital expenditures » No debt maturities until 2021 » Significantly attractive implied forward free cash flow “buy - in” multiple SIGNIFICANT CASH FLOW GENERATION CAPABILITY HIGHLY NIMBLE AND FINANCIALLY FLEXIBLE TO CHANGING MARKETS » Existing low cost structure » Low leverage o Strong covenant “ cushion” / Initial 6 month amortization holiday on new facility » Diversified fleet portfolio with time charter coverage » Strong existing liquidity position » Well - positioned to accretively pivot in changing conditions if warranted: o Reduce costs / Buy back shares / Opportunistically consider vessel sales » Thoughtful fleet modernization and scrubber strategy EXPERIENCED BOARD AND MANAGEMENT TEAM » Aligned in transparently maximizing shareholder value and responsibly deploying capital » Cognizant and responsive to shareholder capital preferences » Embrace a “culture of operational safety”

7 Q&A Agenda Transaction Overview Investment Highlights Industry Trends Financial Overview

8 Significant Scale Drives Operating Leverage and Consolidation Opportunities Diversified Crude and Product Fleet Enhances Growth Optionality Investment Highlights Low Cash Breakevens and Strong Financial Flexibility with Meaningful TC Coverage Experienced Management Team and Board DSS LP Capital Product Partners 12 Crude Tankers 31 Product Tankers 21 Product Tankers 4 Crude Tankers Combined 68 Vessels 8.8 Average Age 1 Focus on Return of Capital and Shareholder Returns 1 2 3 4 5 Note: 1. Weighted by DWT and ownership for the calendar year 2019

9 Significant Scale SHIPPING COMPANIES BY NAV 1 Note: $ in millions 1. Estimated using VesselsValue.com and most recent balance sheets; rounded to nearest hundreds digit DSSI will be one of the largest public shipping companies by overall NAV, and among the largest public owners of MR vessels » Transaction creates one of the world’s largest publicly traded mixed product and crude operators by NAV and vessel count (wit h 68 high - quality tankers and $1.65bn in assets) » Enhanced ability to leverage scale and fleet quality to increase utilization and maximize growth » DSSI positioned for accretive consolidation – Management sees ability to grow NAV and market cap aggressively and responsibly over the near to medium term 1 % Product - 100% - 33% - 76% 100% 16% - 45% 85% % Non - Product 100% - 100% 67% 100% 24% - 84% 100% 55% 15% $2,200 $1,500 $900 $800 $800 $700 $700 $500 $300 $300 $300 EURN STNG FRO INSW DHT DSSI TRMD TNK NAT TNP ASC

10 Mixed Fleet TANKER FLEET COMPOSITION BY COMPANY » DSSI will have a balanced crude and product tanker mix with scale, providing meaningful upside opportunity o Diversified fleet provides crude upside today and meaningful product potential in the future o MR vessels are widely expected to be the leaders in the coming upcycle o Crude tankers are expected to offer higher returns in absolute terms o Both crude and product expected to benefit from IMO 2020 tailwinds » Diversified fleet has wider selection of growth opportunities » Ability to roll - up and integrate a variety of fleet types » Crude and product lines are both experiencing increased demand as voyage lengths increase due to U.S. becoming a net exporter of crude (e.g., as U.S. increasingly exports crude to refineries in Asia), and as IMO 2020 drives demand for clean fuels (tankers consume ~5% of world’s refined fuel, driving demand for clean low - sulfur fuel which uses U.S. sweet crude as an input) 2 In addition to achieving significant scale, DSSI will have an attractively balanced crude and product fleet mix 59 54 52 13 6 22 50 19 16 9 5 26 16 30 47 34 12 23 45 2 1 17 13 27 3 4 109 73 71 68 64 57 51 36 27 26 23 STNG TRMD EURN DSSI TNP TNK FRO INSW DHT ASC NAT MR Fleet LR Fleet Aframax / Suezmax VLCC Fleet Other

11 Product Tankers Product Fleet Upside AGE DISTRIBUTION OF MR FLEET (MILLION DWT) WHERE WE BELIEVE WE ARE IN THE FREIGHT RATE CYCLE » Analysts expect robust growth in the product tanker sector, primarily driven by the following catalysts: o Strong oil consumption in near term translating into high product tanker demand growth o Orderbook is less than 10% of the fleet o IMO emission regulations set to take effect in January 2020 could drive up product tanker demand by potentially 10% » Within the product tanker segment , MRs currently have the most favorable supply dynamics o MRs are the only vessel type with favorable age profile (i.e., enough vessels aged 15+ years to maintain a favorable scrapping schedule and to absorb coming newbuilds and maintain supply/balance) Product tankers, and in particular MRs , are well - positioned to grow due to macroeconomic tailwinds including MR vessel supply, rising dayrates and IMO regulatory changes in 2020 Source: Clarkson Research Services; Danish Ship Finance There are enough 15yr+ old MRs expected to be scrapped with regularity to offset orderbook deliveries and maintain supply/demand balance 2 % of MR Fleet 25% 29% 31% 10% 6% 10% 25% 29% 31% 10% 6% 10% 0 5 10 15 20 25 0-4 5-9 10-14 15-19 20+ Orderbook

2 Crude Fleet Upside

With a large spot-focused crude fleet, DSSI is well-positioned to profit from the current upward crude dayrate momentum

UPWARD MOMENTUM IN THE CRUDE SPOT MARKET IN Q4 2018 & Q1 2019



+52% in 5 months
$13,500
$20,500
Sep-18
Feb-19
Suez Spot Rate

Upward Crude Dayrate Momentum	Crude dayrates have risen rapidly, having increased over 52% in the last five months
Large Fleet Results in High Operating Leverage	DSSI will have 16 Suezmax/Aframax tankers, providing it with significant crude upside exposure
Positioned to Capture Rising Rates, with Significant Spot Exposure	Majority of DSSI's crude vessels are currently on spot or other short-term contracts, positioning it to capitalize on rising rates

Source: Clarksons, JP Morgan

12

3 A Leader in Operating Leverage and Liquidity

ESTIMATED BREAKEVEN DAY RATES

LOW BREAKEVENS [1]



Total: $18,000
9,400
1,000
7,600
Total: $13,000
5,100
1,000
6,900
Crude
Product
Debt Service [2]
G&A
Opex

- Low cash breakevens – Forecasted market day rate improvements to translate directly into increased cash flow generation for shareholders
- Strong liquidity position – DSSI will launch with significant liquidity at close and a favorable maturity profile (no debt maturity until 2021), as well as a favorable net debt-to-value metric
- Ownership of 100% of fleet improves leverage relative to peers with sale-leasebacks
- Focus on maximizing vessel utilization

PRO FORMA LIQUIDITY AND DEBT MATURITY

TOTAL LIQUIDITY [3] **DEBT MATURITY SCHEDULE [4]**



Total: $95mm
Undrawn LOC $25
Cash $70
2019
$110
2020
$123
2021
$536
2022
$52
2023
$140
2024
$-

GROSS DEBT TO FLEET VALUE [5]



62%
57% Net Debt to Fleet Value
70%
DSSI
Peer Average[6]

Note:

1. *Average estimate in 2019. Includes daily operating expenses, general & administrative, and debt service*
2. *Based on forward LIBOR curve and mandatory repayments on existing debt*
3. *$ in millions; estimated approximate liquidity at close*
4. *$ in millions; maturity schedule does not assume any refinancing; assumes LOC paid at maturity; debt balance as of 12/31/2018; includes mandatory amortization*
5. *Based on VesselsValue.com as of 3/1/2019; DSSI is based on Net Debt at transaction close*
6. *Peer average estimated using VesselsValue.com and most recent peer balance sheets; peers include Euronav, Scorpio Tankers, Nordic American Tankers, Ardmore, Teekay Tankers, Frontline, and DHT*

13

4 Highly Experienced Board and Management Team

Management, led by Craig Stevenson, Jr., and DSSI Directors are highly experienced across shipping and M&A with relevant Board experience, resulting in a strong public company Board

World-Class Management Team Led by Craig Stevenson, Jr., CEO

- Craig Stevenson, Jr., CEO and Director of DSSI, has over 40 years of experience in the shipping industry and previously served as the CEO and Chairman of OMI Corporation, a formerly NYSE-listed tanker company, from 1998 through 2007

Highly Experienced Board of Directors

- Nadim Z. Qureshi, Chairman of DSSI, Managing Partner at Invesco Private Capital, Inc., a private investing division of Invesco Ltd., oversees DSS LP and has significant experience in transformative M&A, investments and operations; previously served as Director of Nexeo Solutions, Inc.
- Craig Stevenson, Jr., CEO and Director of DSSI, has served as the Chairman of Intermarine Inc., one of the largest project carriers in the world, since 2008 and led successful sale of OMI Corporation to Teekay Shipping and Torm for $2.2 billion
- Jerry Kalogiratos, CEO & Director of CPLP and Director of DSSI, has served as CFO & Director of NYSE-listed Crude Carriers Corp. and has led numerous shipping and capital markets transactions
- Gerry Ventouris, Director of DSSI, is Capital Maritime & Trading Corp. CEO
- Hal Malone, Director of DSSI, serves as the Head of Transportation at Invesco Private Capital, Inc., a private investing division of Invesco Ltd., previously spent over 18 years in investment banking, most recently as a managing director in the maritime group at Jefferies, and is a Director of Navigator Holdings Ltd. and Nautical Bulk Holdings, Ltd.
- Kate Blankenship, Director of DSSI, has served as an Independent Director of Seadrill Ltd., Ship Finance International Ltd., Frontline Ltd., Avance Gas Holding Ltd., Archer Ltd., and Independent Tankers Corporation Ltd.
- Bart Veldhuizen, Director of DSSI, is currently a Director of Eagle Bulk Shipping, and formerly served as a Director of Seadrill Partners LLC and Golar LNG Partners LP

14

15 DSSI’s Roadmap to Driving Shareholder Returns Shareholder Return DIVERSE PORTFOLIO DISCIPLINED GROWTH HEALTHY BALANCE SHEET » Leverage ratio: sub 50% » Fund growth / dividend to investors using cash on hand » Traditional financing builds value annually as debt amortizes and allows for flexibility in growth SAFE, RELIABLE OPERATIONS » Continue to be industry leader in performance » Optimize maintenance throughout cycle » Monitor and deliver on customer expectations » Attractively balanced fleet mix maximizes growth optionality » Build market intelligence with in - house functions » Consolidate a highly fragmented shipping market » Established currency for acquisition » Acquisition Criteria: (1) Meaningfully Accretive (2) Cash Flow Positive (3) Maintain a Healthy Balance Sheet DSSI will seek to maximize value for all shareholders by growing earnings, acquiring accretive companies/fleets , and ultimately paying regular quarterly dividends, supported by the four core management tenants below DSSI is highly focused on creating shareholder value through accretive acquisitions, efficient operations, and shareholder - frien dly dividend policy 5

16 Q&A Agenda Transaction Overview Investment Highlights Industry Trends Financial Overview

17 FORWARD OIL PRICE SLIGHLTY BACKWARDATED LACKLUSTER VOLATILITY INCENTIVIZES LESS OIL MOVEMENT 32.1 32.3 32.3 32.6 32.8 32.4 32.3 31.6 30.8 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Front Month +6 Major Market Drivers OPEC REMAINS KEY FACTOR TO OIL TRADE 90 100 Q1 2017 Q4 2018 IEA est. OPEC est. mmbpd 50 54 58 62 66 2008 2010 2012 2014 2016 2018 59.5 days Source: IEA/OPEC; OPEX; ICE; OPEC 2019 Shape of Forward Curve in 2018: February 2018 February 2019 OPEC , 82% NON - OPEC , 18% Proven Reserves (2017) Covers 1/3 of World Oil Production Macro oil indicators suggest that shipping is poised for a near - term recovery OIL DEMAND EXPECTED TO HIT 100MMBPD THIS YEAR GLOBAL INVENTORIES SHOULD CONTINUE TO DECREASE OECD DAYS FORWARD DEMAND OF COMMERCIAL INVENTORY (CRUDE AND PRODUCTS)

18 6 19 6 19 6 8 0 1 13 22 0 10 20 30 40 50 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 $0 $10,000 $20,000 $30,000 $40,000 $50,000 Source: Clarkson Research 1. Excludes shuttle/US - flag tankers 2. Includes shuttle/US - flag tankers 3. $ in millions; CPI inflation adjusted 30 yr low 39.0 20 yr low 39.0 10 yr low 39.0 20 yr avg 65.0 5 yr avg 49.7 Current 50.0 20 40 60 80 100 120 1988 2019 Detailed Suezmax Stats SCRAPPING ACTIVITY IS FINALLY RESULTING IN HIGHER TCE RATES Scrapping # of vessels (RH) 1 Year TC Rate $/day (LH) PLENTY OF SCRAPPING CANDIDATES 1 ORDERBOOK AT COMFORTABLE LEVELS 2 PRICES ARE STILL RECOVERING 3 2 0 1 3 2 2 2 9 7 18 13 23 20 23 21 23 23 13 45 37 43 45 17 8 9 26 51 30 1991 1994 1997 2000 2003 2006 2009 2012 2015 2018 Fleet Size: 515 Fleet Age: 8.9 yrs 102 vessels over 15 yrs old 0% 10% 20% 30% 40% 50% 60% 70% 2009 2011 2013 2015 2017 2019 % of Suezmax Fleet 5YR old Suezmax Asset Prices Suezmax day rates are recovering as industry scrap rates and orderbook levels restore supply - demand balance, and buttress rates going forward

19 30 yr low 22.4 20 yr low 22.4 10 yr low 22.4 20 yr avg 36.6 5 yr avg 26.4 Current 28.0 0 20 40 60 80 1997 2019 Detailed MR Stats REFINING CAPACITY ADDITIONS MOSTLY BUILDING FOR EXPORT ( MMBPD ) SCRAPPING CANDIDATES = ORDERBOOK ORDERBOOK AT LOW LEVELS; FULLY ABSORBED 2014 - 2016 BOOM PRICES ARE FLAT 1 Source: OPEC; Clarkson Research 1. $ in millions 60 120 155 215 235 290 480 495 295 295 225 165 190 290 250 137 153 150 150 2001 2004 2007 2010 2013 2016 2019 7 4 11 3 2 8 24 16 21 24 15 14 35 54 86 79 80 101 130 134 92 56 46 74 78 97 82 51 36 pre-'91 1994 1998 2002 2006 2010 2014 2018 Fleet Size: 1,460 Fleet Age: 9.5 yrs 238 vessels over 15 yrs old MR orderbook 5YR old MR Asset Prices World capacity additions/product flows 2020 New refining capacity primarily built for export purposes increasing the need for product tankers. With a low orderbook and increased demand, product tankers are in position for recovery 0.4 0.1 0.2 0.3 1.3 1.6 (0.4) 1.8 0.9 (3.2) (4.3) 5.1 Americas Africa Europe Russia Middle East Asia Pacific Refinery capacity additions Refined product imports (exports), net

20 0 1 2 3 4 5 2005 2010 2015 2020 2025 IMO 2020 With its significant scale, DSSI has detailed plans to economically implement IMO 2020 compliant scrubbers on select key vess els Sulfur Content % Global cap ECA zone cap Global marine fuel required to reduce from 3.5% sulfur content to 0.5% by 2020 About 3 - 4 mmbpd of bunker fuel demand will be displaced into a distillate blend 1.0 1.7 0.3 0.5 0.5 Refinery Expansion Blending/ Processing Feedstock Change Non compliance Alternatives Scrubbers, LNG Source: Evercore The price difference between bunker fuels and the distillate blend could be very material Refinery changes Shipping changes Leading to investment in scrubber technology 0 1 2 3 4 5 6 7 100 200 300 400 500 MR: $2-3mm Per Install Suez: $3-4mm Per Install MGO - HSFO Differential Annual Fuel Savings ($mm) 58 86 153 213 237 263 253 271 316 319 335 408 607 581 0 100 200 300 400 500 600 700 10 20 30 40 50 60 70 80 90 100 110 120 130 140 Avg price differential b/t Gasoil/HSFO ($/ton) Dated Brent Price ($/bbl) Est. Annual $mm Cost Savings Current Source: SEB It is estimated that <3,000 out of ~70,000 vessels would install scrubbers Scrubbers allow for continued use of bunkers fuels Source: International Marine Organization (IMO) Source: Company Estimates

Market Update: Analyst Spot Rate Projections

Consensus analyst forecasts suggest 29% CAGR in MR spot rate growth and 28% CAGR in Suezmax spot rate growth over the next two years

PRODUCT TANKER (MR) CONSENSUS SPOT RATE FORECAST



29% CAGR
$11,500
$17,200
$19,250
FY2018
FY2019
FY2020

CRUDE TANKER (SUEZMAX) CONSENSUS SPOT RATE FORECAST



28% CAGR
$17,650
$26,200
$28,950
FY2018
FY2019
FY2020

Note: Average forecasts of Pareto, J.P. Morgan, Fearnleys, and Jefferies

21

22 Q&A Agenda Transaction Overview Investment Highlights Industry Trends Financial Overview

23 Sources and Uses OVERVIEW » New term loan and revolver to pay CPLP $309 million to reduce CPLP’s indebtedness » CPLP contributes $10mm of cash plus working capital » Repay DSS LP revolver » DSSI pays fees for transaction expenses DSS LP will refinance its existing debt and credit facilities on 3 of its vessels, while financing the 25 new vessels from CPLP at sub - 65% LTV under favorable credit terms and provides a sufficient liquidity cushion for future growth Note: $ in millions SOURCES AND USES Sources Uses DSS LP Cash $83.1 Debt $309.0 CPLP Cash 10.0 DSS LP Revolver 20.3 Term Debt 300.0 Debt Fees 6.4 LOC Debt 35.0 Advisory Fees 22.4 Other Working Capital 1.2 Cash to Balance Sheet 71.1 Total sources $429.2 Total uses $429.2

24 DSSI Key Assumptions 2019 OTHER OPERATING ASSUMPTIONS per day, 2019E AVAILABILITY days, 2019E Available 5,410 Drydock 0 Std. OH 72 Scrubbers 150 CRUDE Available 17,389 Drydock 281 Std. OH 218 PRODUCTS CAPITAL PROGRAM $mm, 2019E $13.0mm $11.0mm $10.0mm Drydock BWTS Scrubber 7,600 6,900 1,000 1,000 9,400 5,100 $18,000 $13,000 Crude Products BREAK EVEN COMPONENTS Total BE Debt Service G&A Opex Note: Charts represent full year; transaction expected to close 3/27/2019 Time Charter 20% Time Charter 19% Time Charter 20% Spot Market 80% Spot Market 81% Spot Market 80% Q2 2019 Q3 2019 Q4 2019 FLEET EMPLOYMENT % of total operating days

25 Debt Facilities Name No. of Collateral Vessels 12/31/2018 OS Proforma Margin Quarterly Repayment Maturity Date 235mm Facility 8 $192.9mm 275 bps $4.3mm 2021 75mm Facility 2 61.9mm 220 bps 1.3mm 2023 66mm Facility 1 2 56.2mm 275 bps 1.1mm 2021 460mm Facility 28 315.4mm 280 bps 11.1mm 2021 360mm Facility 28 335.0mm 265 bps 13.0mm 2024 Deferred Fees (13.5mm) Total 68 $947.8mm $30.8mm Note: 1. This facility is part of a joint venture, of which DSSI owns 51%. The covenant structure is as follows: $5mm restricted cash pl us DD reserve, 140% min value/loan, 65% net debt to equity 2. Different for each facility: 235mm Facility: 135%, 75mm Facility: 130%, 460mm Facility: 135%, 360mm Facility: 135% » Six month holiday on amortization of $360mm facility » Approximately $95mm liquidity at close, including $70mm in cash and $25mm LOC ACCOMMODATING CAPITAL STRUCTURE COMMON COVENANT STRUCTURE Excludes $66mm Facility » Net debt to book value of equity: 65% » Current ratio: 1x » Minimum cash: $50mm » Min value/loan 2

26 2019 Guidance for Investors Line Item Amounts Operating Expense » $7,600/day Crude Fleet » $6,900/day Products Fleet Depreciation Expense » $100mm - $110mm Drydock Amortization » $3mm per quarter G&A Expenses » $1,000/day Estimated offhire time 1 » See slide 24 Management agreements with CSM » 1.25% commission on freight like brokers » Fees for technical management and other services are included in OPEX & G&A guidance above The objective of DSSI guidance is to assist in modeling the Company’s future performance including TCE rates and the impact of macroeconomic conditions Note: Represents a full year in 2019; there will be an impact on the accounting for the transaction, which is expected to close 3/27/2019 1. Offhire time relates to days when vessels are not available to earn revenue due to planned and unplanned repairs, scheduled drydockin g a nd scheduled time for installation of scrubbers On the basis of the above assumptions, every $1,000 increase in TCE day rates would translate into approximately $18.5mm increase in revenue

Unaudited Pro Forma Balance Sheet (12/31/18)

($ in thousands)	SpinCo	DSS LP	Pro Forma Adjustments	DSSI
Assets				
Current assets				
Cash and cash equivalents	$2,586	$83,054	($14,500)	$71,140
Trade accounts receivable	13,181	42,637	(13,181)	42,637
Prepayment and other assets	1,882	3,731	(801)	4,812
Inventories	7,183	20,880	—	28,063
Total current assets	**$24,832**	**$150,302**	**($28,482)**	**$146,652**
Noncurrent assets				
Vessels, net	$643,682	$1,454,286	($104,832)	$1,993,136
Other property	—	756	—	756
Deferred drydocking, net	2,219	33,287	(2,219)	33,287
Time charter asset	7,531	93	369	7,993
Other noncurrent assets	1,335	11,131	(300)	12,166
Total noncurrent assets	**$654,767**	**$1,499,553**	**($106,982)**	**$2,047,338**
Total assets	**$679,599**	**$1,649,855**	**($135,464)**	**$2,193,990**
Liabilities and Equity				
Current liabilities				
Current portion of long-term debt	$3,146	$97,315	$9,531	$109,992
Trade accounts payable	11,458	8,782	(11,458)	8,782
Other current liabilities	9,601	20,787	(7,589)	22,799
Total current liabilities	**$24,205**	**$126,884**	**($9,516)**	**$141,573**
Long-term liabilities				
Long-term debt	$55,318	$542,225	$240,283	$837,826
Derivative liability	—	900	—	900
Deferred revenue	2	—	(2)	0
Total long-term liabilities	**$55,320**	**$543,125**	**$240,281**	**$838,726**
Total equity	**$600,074**	**$979,846**	**($366,229)**	**$1,213,691**
Total liabilities and equity	**$679,599**	**$1,649,855**	**($135,464)**	**$2,193,990**

Note: For more detail, see balance sheet in Form 10 filed by CPLP

27

28 Forward Capex Forecasted Capex by Category Note: $ in millions Management plans to carefully manage its recurring capital expenditures as it updates and maintains its fleet $13 $6 $19 $23 $11 $3 $21 $12 $10 $2 2019 2020 2021 2022 Dry-dock BWTS Scrubbers Total = $34 Total = $11 Total = $40 Total = $35

29 DSSI’s Roadmap to Driving Shareholder Returns Shareholder Return DIVERSE PORTFOLIO DISCIPLINED GROWTH » Attractively balanced fleet mix maximizes growth optionality » Build market intelligence with in - house functions » Consolidate a highly fragmented shipping market » Established currency for acquisition » Acquisition Criteria: (1) Meaningfully Accretive (2) Cash Flow Positive (3) Maintain a Healthy Balance Sheet DSSI will seek to maximize value for all shareholders by growing earnings, acquiring accretive companies/fleets , and ultimately paying regular quarterly dividends, supported by the four core management tenants below DSSI is highly focused on creating shareholder value through accretive acquisitions, efficient operations and shareholder - friendly dividend policy HEALTHY BALANCE SHEET » Leverage ratio: sub 50% » Fund growth / dividend to investors using cash on hand » Traditional financing builds value annually as debt amortizes and allows for flexibility in growth SAFE, RELIABLE OPERATIONS » Continue to be industry leader in performance » Optimize maintenance throughout cycle » Monitor and deliver on customer expectations

30 Q&A

31 Appendix

Fleet List

Combined fleet of 68 vessels comprised primarily of 52 MRs

DSS LP

Vessel Name	Size (DWT)	Built
Suezmax (12)		
Brazos	158,537	2012
Colorado	158,615	2012
Frio	159,000	2012
Loire	157,463	2016
Namsen	157,542	2016
Pecos	158,465	2012
Red	159,068	2012
Rio Grande	159,056	2012
Sabine	158,493	2012
San Jacinto	158,658	2016
San Saba	159,018	2012
Trinity	158,734	2016

Vessel Name	Size (DWT)	Built
MR2 (31)		
Adriatic Wave	51,549	2009
Aegean Wave	51,510	2009
Alpine Madeleine	49,999	2008
Alpine Mathilde	49,999	2008
Alpine Maya	51,501	2010
Alpine Melina	51,483	2010
Alpine Mia	49,999	2008
Alpine Moment	49,999	2009
Alpine Mystery	49,999	2009
Atlantic Aquarius	49,999	2008
Atlantic Breeze	49,999	2007
Atlantic Frontier	49,999	2007
Atlantic Gemini	49,999	2008
Atlantic Grace	49,999	2008
Atlantic Leo	49,999	2008

Vessel Name	Size (DWT)	Built
MR2		
Atlantic Lily	49,999	2008
Atlantic Mirage	51,476	2009
Atlantic Muse	51,498	2009
Atlantic Olive	49,999	2008
Atlantic Pisces	49,999	2009
Atlantic Polaris	49,999	2009
Atlantic Rose	49,999	2008
Atlantic Star	49,999	2008
Atlantic Titan	49,999	2008
Citron	49,999	2007
Citrus	49,995	2008
High Jupiter	51,603	2008
High Mars	51,542	2008
High Mercury	51,501	2008
High Saturn	51,527	2008
Pacific Jewel	48,012	2009

CPLP

Vessel Name	Size (DWT)	Built
Suezmax (3)		
Aias	150,393	2008
Amoureux	149,993	2008
Miltiadis M II	162,397	2006
Aframax (1)		
Aristaios	113,689	2017
MR1 (6)		
Agisilaos	36,760	2006
Aktoras	36,759	2006
Aiolos	36,725	2007

Vessel Name	Size (DWT)	Built
MR1		
Alkiviadis	36,721	2006
Arionas	36,725	2006
Atlantas II	36,760	2006
MR2 (15)		
Active	50,136	2015
Akeraios	47,781	2007
Alexandros II	51,258	2008
Amadeus	50,108	2015
Amor	49,999	2015

Vessel Name	Size (DWT)	Built
MR2		
Anemos I	47,782	2007
Apostolos	47,782	2007
Assos	47,872	2006
Atrotos	47,786	2007
Avax	47,834	2007
Axios	47,872	2007
Ayrton II	51,260	2009
Aris II	51,218	2008
Aristotelis II	51,226	2008
Anikitos	50,082	2016

32

Charter Detail Overview

DSSI

	Vessel Type	DWT	Charter Type	Charter Expiry	Charter Rate [1]	Profit Share
Aktoras	MR1	36,759	TC	Dec-19	$12,000	
Agisilaos	MR1	36,760	TC	Mar-19	19,000	
Akeraios	MR2	47,781	TC	Mar-19	17,750	
Alexandros II	MR2	51,258	TC	Jul-20	14,700	
Alkiviadis	MR1	36,721	TC	Mar-20	12,500	
Amadeus	MR2	50,108	TC	Oct-19	14,750	
Anikitos	MR2	50,000	TC	Jun-20	15,300	
Aris II	MR2	51,218	TC	Sep-20	14,700	
Aristaios	Aframax	113,689	TC	Nov-21	26,400	
Aristotelis II	MR2	51,226	TC	Jul-20	14,700	
Assos	MR2	47,872	TC	Aug-20	13,850	
Atlantic Mirage	MR2	51,476	TC	Jul-19	16,350	✓
Avax	MR2	47,834	TC	Jul-20	13,850	
Axios	MR2	47,872	TC	Jun-20	13,850	
Ayrton II	MR2	51,260	TC	Jul-20	14,700	
Loire [2]	Suezmax	157,463	TC		26,950	
Namsen [2]	Suezmax	157,543	TC		26,950	
Pacific Jewel	MR2	48,012	TC	Jul-19	16,350	✓

Note:
1. Gross charter rates
2. Begin Q3 2019, pending delivery; 3 year TC

33

34 Pro Forma Ownership PRO FORMA OWNERSHIP DSS LP owners will control ~68% of combined DSSI Note: 1. Based on a blended ownership of product and crude divisions; weighted by respective NAV contributions DSS LP SHAREHOLDERS CPLP SHAREHOLDERS Standalone Pro Forma Holder Ownership % 1 Ownership % WL Ross 36% 24% First Reserve 30% 20% Carval 10% 7% CIC 10% 6% Siguler 7% 5% Fairfax 4% 3% PPM 3% 2% Management 1% 1% Morgan Creek 0% 0% Total 100% 68% Standalone Pro Forma Holder Ownership % Ownership % Capital Maritime & Its Affiliates 19% 6% He, Zhengxu 7% 2% Donald Smith & Co. 3% 1% JPMorgan Chase & Co 3% 1% Global X Management 2% 1% Goldman Sachs 1% 0% Mirae Asset Global 1% 0% Aristotle Capital 1% 0% Arrowstreet Capital 1% 0% Other CPLP Shareholders 60% 19% Total 100% 32% WL Ross 24% First Reserve 20% Carval 7% CIC 6% Capital Maritime & Its Affiliates 6% Siguler 5% Management 1% Other Shareholders 31%

35 Unaudited Pro Forma Statement of Operations Note: 1. Voyage expenses primarily consist of commissions, port expenses, canal dues and bunkers 2. Vessel operating expenses consist of management fees payable to the CPLP Managers pursuant to the terms of three separate man age ment agreements and actual operating expenses, such as crewing, repairs and maintenance, insurance, stores, spares, lubricants and other operating expenses incurred in respect of our vessels FY 2018 FY 2017 ($ in thousands) SpinCo DSS LP PF Adj. DSSI SpinCo DSS LP PF Adj. DSSI Revenues $148,318 $368,617 ($2,575) $514,360 $97,806 $302,943 ($2,603) $398,146 Revenues—related party 13,342 — — 13,342 34,676 — — 34,676 Total Revenues $161,660 $368,617 ($2,575) $527,702 $132,482 $302,943 ($2,603) $432,822 Expenses: Voyage expenses (1) $37,202 $182,509 — $219,711 $10,537 $89,912 — $100,449 Vessel operating expenses (2) 59,962 113,271 — 173,233 47,119 109,176 — 156,295 Vessel operating expenses—related party (2) 8,444 — — 8,444 7,192 — — 7,192 General and administrative expenses 3,832 16,184 — 20,016 3,979 16,142 — 20,121 Vessel depreciation and amortization 40,274 88,155 (9,916) 118,513 38,014 86,625 (9,762) 114,877 Loss on sale of vessels — 19,970 — 19,970 Total operating expenses $149,714 $420,089 ($9,916) $559,887 $106,841 $301,855 ($9,762) $398,934 Operating income $11,946 ($51,472) $7,341 ($32,185) $25,641 $1,088 $7,159 $33,888 Interest expense and finance costs ($2,578) ($36,679) ($13,971) ($53,228) ($583) ($33,754) ($10,820) ($45,157) Other income / (expense) 167 1,574 — 1,741 (321) 1,329 — 1,008 Net income (loss) $9,535 ($86,577) ($6,631) ($83,673) $24,737 ($31,337) ($3,661) ($10,261) Net income (loss) attributable to NCI — ($471) — ($471) — ($776) — ($776) Net income (loss) attributable to $9,535 ($86,106) ($6,631) ($83,202) $24,737 ($30,561) ($3,661) ($9,485)

Unaudited Pro Forma Balance Sheet (12/31/18)

($ in thousands)	SpinCo	DSS LP	Pro Forma Adjustments	DSSI
Assets				
Current assets				
Cash and cash equivalents	$2,586	$83,054	($14,500)	$71,140
Trade accounts receivable	13,181	42,637	(13,181)	42,637
Prepayment and other assets	1,882	3,731	(801)	4,812
Inventories	7,183	20,880	—	28,063
Total current assets	**$24,832**	**$150,302**	**($28,482)**	**$146,652**
Noncurrent assets				
Vessels, net	$643,682	$1,454,286	($104,832)	$1,993,136
Other property	—	756	—	756
Deferred drydocking, net	2,219	33,287	(2,219)	33,287
Time charter asset	7,531	93	369	7,993
Other noncurrent assets	1,335	11,131	(300)	12,166
Total noncurrent assets	**$654,767**	**$1,499,553**	**($106,982)**	**$2,047,338**
Total assets	**$679,599**	**$1,649,855**	**($135,464)**	**$2,193,990**
Liabilities and Equity				
Current liabilities				
Current portion of long-term debt	$3,146	$97,315	$9,531	$109,992
Trade accounts payable	11,458	8,782	(11,458)	8,782
Other current liabilities	9,601	20,787	(7,589)	22,799
Total current liabilities	**$24,205**	**$126,884**	**($9,516)**	**$141,573**
Long-term liabilities				
Long-term debt	$55,318	$542,225	$240,283	$837,826
Derivative liability	—	900	—	900
Deferred revenue	2	—	(2)	0
Total long-term liabilities	**$55,320**	**$543,125**	**$240,281**	**$838,726**
Total equity	**$600,074**	**$979,846**	**($366,229)**	**$1,213,691**
Total liabilities and equity	**$679,599**	**$1,649,855**	**($135,464)**	**$2,193,990**

Note: For more detail, see balance sheet in Form 10 filed by CPLP

36